SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 18, 1999

                             COMMNET CELLULAR INC.
              (Exact name of registrant as specified in charter)



Colorado                              0-15056           84-0924904
(State or other                     (Commission         (I.R.S. Employer
Jurisdiction                       File Number)          Identification No.)
of Incorporation)

8350 East Crescent Parkway                              80111
Suite 400                                               (Zip Code)
Englewood, Colorado
(Address of Principal
Executive Offices)



Registrant's telephone number, including area code:  (303) 694-3234

Item 5.   Other Events.

          CommNet Cellular Inc. ("CommNet"), Vodafone Airtouch Plc ("Vodafone") and Pacific Telecom Cellular of Colorado, Inc., a wholly owned subsidiary of Vodafone ("Pacific Telecom"), have entered into an Agreement and Plan of Merger dated as of July 18, 1999 (the "Merger Agreement") providing for the merger of Pacific Telecom with and into CommNet. The Merger Agreement provides that the owner of each outstanding share of CommNet common stock, par value $.001 per share (the "CCI Common Stock"), will receive $31.00 per share in cash, plus 8% annual interest from July 18, 1999 to the closing of the transaction. Upon completion of the transaction, Vodafone will own all the outstanding shares of CommNet. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

          In connection with the execution and delivery of the Merger Agreement and the transactions contemplated thereby, Vodafone and BCP CommNet L.P. ("BCP"), the owner of approximately 86% of the CCI Common Stock, have entered into a Voting Agreement, dated as of July 18, 1999, pursuant to which BCP has agreed to vote all the shares of CCI Common Stock owned by it in favor of the merger upon the terms and subject to the conditions set forth in the Voting Agreement. The Voting Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

          The merger is subject to certain conditions, including approval from the Federal Communications Commission.

          In connection with the execution and delivery of the Merger Agreement and the transactions contemplated thereby, the Board of Directors of CommNet authorized the execution and delivery of an amendment, dated as of July 18, 1999, to CommNet's Rights Agreement dated as of December 10, 1990, as amended, which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

          CommNet and Vodafone have issued a joint press release announcing the execution of the Merger Agreement, which is filed herewith as Exhibit
99.1 and is incorporated by reference herein.











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

Item 7.   Financial Statements and Exhibits.

     (c)  The following exhibits are filed with this report:

          2.1 Agreement and Plan of Merger dated as of July 18, 1999 between Vodafone Airtouch Plc, Pacific Telecom Cellular of Colorado, Inc. and CommNet Cellular Inc.

          4.1 Rights Agreement Amendment dated as of July 18, 1999 between CommNet Cellular Inc. and State Street Bank and Trust Company

          10.1 Voting Agreement, dated as of July 18, 1999 between Vodafone Airtouch Plc and BCP CommNet L.P.

          99.1  Press Release dated July 19, 1999

































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

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMNET CELLULAR INC.


Dated:  July 20, 1999               By:  /s/ Andrew J. Gardner
                                         ------------------------
                                         Chief Financial Officer




































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